Exhibit 10.3

[BRIGHT WORLD PRECISION MACHINERY LIMITED]

Date:	15 July 2008

To:	China Holdings Acquisition Corp.
33 Riverside Avenue
5th Floor
Westport, CT 06880
USA

Attn:	Mr Paul K. Kelly

REQUEST FOR ASSISTANCE FOR PREPARATION OF F-4 REGISTRATION STATEMENT PROXY STATEMENT AND OTHER SEC DOCUMENTS

We refer to your letter dated 11 July 2008.

We understand from your letter that as a pre-condition to you making a general offer for all the issued shares of the Company, you are required to obtain your shareholders’ approval, and to do so, you will file with the US Securities and Exchange Commission the Form F-4 Registration Statement, the Proxy Statement and certain other documents (the “US Documents”). It is in this context that you have asked the board of directors of the Company for assistance with the preparation of the US Documents, and in particular, for us to furnish to you the following information (the “Relevant Information”):

(i)	information as may be required by the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, to be set forth in the US Documents, and

(ii)	other information reasonably requested by you for inclusion and/or typically included in the US Documents,

relating to the business, operations, financial position and financial performance of the Company and its subsidiaries.

For the purposes of you obtaining your shareholders’ approval to satisfy the pre-condition to you making a general offer for all the issued shares of the Company, we will use reasonable endeavours to render you assistance with the above stated requests and shall consent to the inclusion of such Relevant Information in the US Documents, provided that:-

1.	we have the discretion to withhold such assistance and/or information if, the provision of such assistance and/or information will in our reasonable opinion, be in breach of the laws or regulations of Singapore, including, the Securities and Futures Act (Cap. 289) (“SFA”), the Companies Act (Cap. 50), the Singapore Code on Takeover and Mergers (“Code”) and the rules of the Listing Manual of the Singapore Exchange Securities Trading Limited (“Listing Manual”);

2.	we will not be responsible for the accurate transcription of information furnished to you appearing in the US Documents, and that we will not be required to verify or take responsibility that all information regarding the Company and its subsidiaries appearing in the US Documents are true, complete and accurate in any respect;

3.	you furnish us with a copy of the US Documents and updates thereof no less than three (3) business days prior to you making the US Documents available to the public for our information and record;

4.	you release the US Documents and updates thereof from time to time in Singapore via MASNET concurrently with the release of the same on your part to the public; and

5.	we have received the clearance of each of our United States and Singapore legal counsels respectively to do so.

To assist you, our management team and auditors have been directed to extend their full co-operation to assist you with the preparation of the US Documents subject to the above conditions.

We further understand that certain forward looking statements (including profit forecasts and statement of prospects) relating to the business and/or financial performance of the Company may be incorporated in the US Documents. To the extent that such statements are required by the applicable laws to be included, or are reasonably requested by you for inclusion and/or typically included, in the US Documents, we shall use reasonable endeavours to render such assistance as you may reasonably require in connection with the preparation of such statements, subject to compliance with the laws or regulations of Singapore, including but not limited to the applicable provisions of the SFA, the Code and the Listing Manual.

Yours faithfully,

/s/ Mr. Zhu Pingguo
Mr Zhu Pingguo, Director
For and on behalf of
BRIGHT WORLD PRECISION MACHINERY LIMITED